ROSECAP, INC.
                                                 750 Shames Drive
                                             Westbury, New York 11590


                                     NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO
                                     BE HELD ON JUNE 18, 1998 AT 2:00 P.M.

To the Shareholders of
Rosecap, Inc.

         Notice is hereby given that the Annual Meeting of Shareholders of Rosecap, Inc. , a New York corporation (the "Company"), will be held at the offices of the Company at 750 Shames Drive, Westbury, New York 11590 on June 18, 1998 at the hour of 2:00 p.m. local time for the following purposes:

(1) To elect three (3) Directors of the Company for the following year;

         (2)      To  approve  an  amendment  to  the   Company's   Articles  of
                  Incorporation to change the name of the Company to Westbury Metals Group, Inc.;

         (3) To consider and approve the adoption of the 1997 Omnibus Stock Incentive Plan of Westbury Alloys, Inc. (the "Plan") and to increase the number of shares to which the Plan relates to 750,000; and

         (4) To transact such other business as may properly come before the Meeting.

         Only shareholders of record at the close of business on May 22, 1998 are entitled to notice of and to vote at the meeting or any adjournment thereof.

                                            By Order of the Board of Directors


                                            David W. Sass, Secretary

May 22, 1998

                  IF YOU WISH TO VOTE IN FAVOR OF EACH OF THE PROPOSALS AND FOR THE NOMINEES PRESENTED, CHECK THE APPROPRIATE BOX AND SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IN ANY EVENT, YOUR PROMPT RETURN OF SIGNED AND DATED PROXY WILL BE APPRECIATED.

                                          ANNUAL MEETING OF STOCKHOLDERS

                                                        OF

                                                   Rosecap, Inc.


                                                   June 18, 1998
                                                 -----------------

                                                  PROXY STATEMENT
                                                 -----------------

                                                GENERAL INFORMATION

Proxy Solicitation

                  This Proxy Statement is furnished to the holders of Common Stock, $.001 par value per share ("Common Stock"), of Rosecap, Inc. (the "Company") in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders ("Annual Meeting") to be held June 18, 1998, or at any continuation or adjournment thereof, pursuant to the accompanying Notice of Annual Meeting of Stockholders. The purpose of the meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders. The
Board of Directors knows of no other business which will come before the meeting.

                  Proxies for use at the meeting will be mailed to stockholders on or about May 25, 1998 and will be solicited chiefly by mail, but additional solicitation may be made by telephone, telegram or other means of telecommunications by directors, officers, consultants or regular employees of the Company. The Company may enlist the assistance of brokerage houses, fiduciaries, custodians and other like parties in soliciting proxies. All solicitation expenses, including costs of preparing, assembling and mailing the proxy material, will be borne by the Company.

Revocability and Voting of Proxy

                  A form of proxy for use at the meeting and a return envelope for the proxy are enclosed. Stockholders may revoke the authority granted by their execution of proxies at any time before their effective exercise by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date or by voting in person at the meeting. Shares represented by executed and unrevoked proxies will be voted in accordance with the choice or instructions specified thereon. If no specifications are given, the proxies intend to vote "FOR" each of the nominees for director as described in Proposal No. 1 and "FOR" Proposal Nos. 2 and 3. Proxies marked as abstaining will be treated as present for purposes of determining a quorum for the Annual Meeting, but will not be counted as voting in respect of any matter as to which abstinence is indicated. If any other matters properly come before the meeting or any continuation or adjournment thereof, the proxies intend to vote in accordance with their best judgment.

Record Date and Voting Rights

                  Only stockholders of record at the close of business on May 22, 1998 are entitled to notice of and to vote at the Annual Meeting of Shareholders or any continuation or adjournment thereof. Each share of Common Stock is entitled to one vote per share. Any share of Common Stock held of record on May 22, 1998 shall be assumed, by the Board of Directors, to be owned beneficially by the record holder thereof for the period shown on the Company's stockholder records. The affirmative vote of a majority of the shareholders present in person or by proxy at the meeting is required for the election of the directors to be elected by such shares. The present directors and officers of the Company holding approximately 25% of the outstanding Common Stock of the Company intend to vote "FOR" the slate of directors and "FOR" Proposal Nos. 2 and 3.

                                                  PROPOSAL NO. 1

                                               ELECTION OF DIRECTORS

                  The By-Laws of the Company provide for a Board of Directors of not less than three (3) members. The Board of Directors currently consists of three (3) members. At the meeting, three (3) directors will be elected to serve until the 1999 Annual Meeting of Stockholders and until their successors have been elected and qualified. Present vacancy or vacancies which occur during the year may be filled by the Board of Directors, and any directors so appointed must stand for reelection at the next annual meeting of stockholders. All current directors have been nominated for reelection. The nominees to be voted on by stockholders are Messrs. Sherman, O'Hanlon and Riess.

                  All nominees have consented to be named and have indicated their intent to serve if elected. The Company has no reason to believe that any of these nominees are unavailable for election. However, if any of the nominees become unavailable for any reason, the persons named as proxies may vote for the election of such person or persons for such office as the Board of Directors of the Company may recommend in the place of such nominee or nominees. It is intended that proxies, unless marked to the contrary, will be voted in favor of the election of Messrs. Sherman O'Hanlon and Riess.

         The Board of Directors recommends that the stockholders vote "FOR" the election of the following three nominees (Item No. 1 on the proxy card).


                                    NOMINEES FOR ELECTION

The Directors of the Company and a brief summary of their business experience and certain other information with respect to them are set forth below:

Name                          Age           Capacities In Which Served

Mandel Sherman                 59           President, Chief Executive Officer
                                            and Director

Michael A. O'Hanlon            51           Director

Michael Riess                  57           Director

Mandel Sherman, President, Chief Executive Officer and Director

Mandel Sherman, 59, has been the President, Chief Executive Officer and Director of Westbury Alloys, Inc. ("Westbury") since July 1996. From 1993 to 1995, Mr. Sherman acted as an independent consultant to various investment firms. From 1983 to 1993, Mr. Sherman participated in numerous real estate ventures as both an investor and manager of developments with an approximate total value in excess of $30 million. From 1975 to 1983, Mr. Sherman served as the Chief Executive Officer and President of Refinement International Company ("Refinement"), a company he founded in 1975. Refinement, a full service metals processing company with financial capabilities and capital resources in precious metals and specialty metals markets, exceeded annual sales of $350 million and was publicly traded on the American Stock Exchange. From 1962 to 1975, Mr. Sherman served as the President of Eastern Foundry Supplies ("EFS"), a company he founded in 1962. EFS concentrated in the recovery of precious metals from the electronic and jewelry industries. In 1967, Mr. Sherman was responsible for the sale of EFS to Whittaker Corp., a California-based Company listed on the NYSE, where Mr. Sherman remained as President with annual sales of approximately $10 million. Mr. Sherman received his BSBA in Business Administration from Boston University in 1959.

Michael A. O'Hanlon, Director

Michael A. O'Hanlon, 51, has been the president and chief executive officer of DVI, Inc., ("DVI") an independent specialty finance company that conducts a medical equipment finance business and related medical receivables finance business, since November 1995. Mr. O'Hanlon was president and chief operating officer from September 1994 to November 1995. Previously, Mr. O'Hanlon served as executive vice president of DVI since joining DVI in March, 1993. Prior to joining DVI, Mr. O'Hanlon served as president and chief executive officer of Concord Leasing, Inc., and its subsidiary, U.S. Concord, Inc. for nine years, a company which provides medical, aircraft, shipping and industrial equipment financing. Previously, Mr. O'Hanlon was a senior executive with Pitney Bowes Credit
                                                         3

Corporation. Mr. O'Hanlon received his Master of Science degree from the University of Connecticut and his Bachelor of Business Administration from the Philadelphia College of Textiles and Science. Mr. O'Hanlon became a director of DVI in November, 1993.

Michael Riess, Director

Michael Riess, 57, has been the president of Materials Management Corporation ("MMC") since 1978, a consulting firm specializing in precious and nonferrous metals. Mr. Riess is also associated with Prudential Securities. He has headed the North American trading operations of the Gulf Oil Corporation, Brascam, Ltd. and W.C. Heraeus, GmbH. He also managed Heraeus' U.S. precious metals refining and has been involved in trading and marketing a broad range of materials, including metals, scrap, and concentrates. A graduate of Middlebury College with advanced degrees from Columbia University's Graduate School of Business and its School of International Affairs, Mr. Riess was Professor of Finance at Columbia for eight years. He has been a member of several commodity exchanges and is a Director of the International Precious Metals Institute and the Center for the Study of Futures Markets.

         All directors shall serve for a term of one year or until their respective successors have been duly elected and qualified.

         During Fiscal Year 1997 the Board of Directors held one meeting.

           SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

         On May 22, 1998, there were 3,197,312 shares of Common Stock outstanding. The following table sets forth as of May 22, 1998, the number of shares of Common Stock of the Company and the percentage of that class owned beneficially, within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended, and the percentage of the Company's voting power owned by (i) all the directors of the Company who are stockholders; (ii) all stockholders known by the Company to own more than five percent of the Company's Common Stock; and (iii) all directors and officers as a group. All shares set forth in the following table are entitled to one vote per share and the named beneficial owner has sole voting and investment power.



                                         Number of Shares
Name and Address                       Beneficially Owned(1)         Percentage
Dartmouth Capital Partners(2)
210 Dartmouth Street
Pawtucket, RI 02860                          832,500                     26%
Mandel Sherman(3)
Westbury Alloys, Inc.
750 Shames Drive
Westbury, NY 11590                           717,500                   22.4%

                                                  Number of Shares
Name and Address                             Beneficially Owned(1)    Percentage
Michael A. O'Hanlon
DVI, Inc.
500 Hyde Park
Doylestown, PA 18901                               100,000               3.10%
Directors and Officers as a Group (3)              817,500              25.60%

(1) All share amounts reflect beneficial ownership determined pursuant to Rule 13d-3 under the Exchange Act, and include voting and investment power with respect to shares of Common Stock of the Company.

(2) The members of this limited liability company are immediate family members of Mr. Mandel Sherman, President and Chief Executive Officer of Westbury. Mr. Sherman disclaims beneficial ownership of such shares.

(3) Does not include 832,500 shares owned by Dartmouth Capital Partners, a company owned and controlled by Mr. Sherman's children.

                                              EXECUTIVE COMPENSATION

        The following table sets forth the aggregate cash compensation paid by the Company during each of the last three fiscal years to its Chief Executive Officer.


                                                            Summary Compensation Table
                                                  Annual Compensation                           Long Term Compensation
Name and principal         Year
position                                                                                             Awards
                                                                                                                      Payouts
                                       Salary         Bonus       Other annual   Restricted       Securities          LTIP Payouts
                                       ($)            ($)         compen-        Stock awards     Underlying          ($)
                                                                  sation                          Options/SARs (#)
Mandel Sherman(1)          1997        $115,385
                           1996        $0
                                                                                                                      All other
                                                                                                                      compensation


(1) See the discussion of the Company's employment agreement with Mr. Sherman described below.

                                               CERTAIN TRANSACTIONS

             On July 3, 1996, Westbury's predecessor, Westbury, LLC executed an asset purchase agreement (the "Asset Purchase Agreement") where Westbury, LLC purchased the assets of a unrelated New York corporation, Westbury Alloys, Inc. ("Westbury New York") for a purchase price of $650,000, payable as follows:
$550,000 in cash at or prior to closing and with a balance due in equal amounts of $50,000 on January 31, 1997 and July 31, 1997. To fund this purchase Westbury, LLC borrowed from Graco Holdings, Inc. ("Graco"), the sum of $550,000. This loan has been repaid from the proceeds of certain bridge financing in the amount of $700,000 (described below).
 On July 16, 1996, the obligation due to Graco was assigned by Graco to another affiliate of a former stockholder. In July 1996, Graco guaranteed Westbury, LLC's line of credit ("Line of Credit") and deposited a letter of credit in the amount of $2,600,000 as security for its guaranty.

        On July 22, 1996, Lawrence Raskin, former president of Westbury New York executed a five (5) year consulting agreement with Westbury to serve as a consultant to Westbury in connection with transitional issues and continuing conduct of Westbury's business. Mr. Raskin will receive a fee of $10,000 per annum for his consulting services. As part of the consulting agreement, Westbury signed a five year lease on its 10,200 square foot facilities at 750 Shames Drive, Westbury, New York, with Mr. Raskin. The term of the lease expires on July 31, 2003. Throughout the term of the lease, Westbury has the option to renew the lease at a mutually agreeable rental at least 30 days prior to expiration. In addition, Westbury has an option to purchase the existing facility space at the appraised fair market value, although not for less than $1.2 million for the first three years. Westbury has no current intention to exercise this option.

        From time to time, Westbury borrowed funds from several affiliated investment limited partnerships. These loans were repaid in July and August, 1997. Mandel Sherman, the president, director and a principal shareholder of the Company is the general partner and manager of such affiliated entities.

        In October, 1997, Westbury, LLC merged into Westbury Alloys, Inc., a Delaware corporation. The membership interests in Westbury, LLC were converted into 1,850,000 shares of common stock of Westbury Alloys, Inc. in proportion to the interest held by each member.

        In December, 1997, seven investors provided bridge financing in the amount of $700,000 and received promissory notes. As additional consideration for each dollar loaned, the investors in the bridge financing received one Class A Redeemable Warrant (the "Bridgeholders' Warrant"), which permits the Bridgeholders to purchase 700,000 shares of the Company's Common Stock at an exercise price of $2.25 per share for a period of two years from the closing of the bridge financing. The Notes have been converted into 233,333 Shares of the Company's Common Stock in accordance with the terms of the Company's Private Offering Memorandum dated January 28, 1998 (described below).

        On January 1, 1998, Westbury entered into a three-year employment agreement with Mandel Sherman. Under the agreement, Mr. Sherman's compensation is $175,000 annually. In addition, Mr.

Sherman will receive 10% of the pretax profits of the Company in each year in excess of $500,000 to a maximum of $175,000 per year. This agreement has been assumed by the Company. In addition, the Company has taken out a $1,000,000 keyman life insurance policy for Mr. Sherman.

        The Agreement terminates upon the death or disability of Mr. Sherman and permits the Company to terminate the agreement, without further payment obligation to Mr. Sherman, upon the commission of certain acts, and to terminate the Agreement for any other reason, provided that the Company pays to him a severance payment equal to the aggregate base salary otherwise owed to him over the remaining term of the Agreement. Pursuant to the terms of the Agreement, in the event that Mr. Sherman is not nominated or re-elected to serve as a member of the Board of Directors, either he or the Company may terminate his employment with the Company and in such event, he shall be entitled to continue to receive his base salary as set forth in the Agreement for the remainder of the term.

        The Agreement  also contains  certain  confidentiality  and  non-compete
provisions  which  are  operative   during  the  term  of  the  Agreement.   The
confidentiality provisions remain in effect after termination of employment.

        In July, 1996, the original members of Westbury, LLC, subscribed for membership interests of $100,000, in the aggregate, in Westbury, LLC. Such interests were converted into Westbury Common Stock at the time of the merger between Westbury, LLC and Westbury. These subscriptions were paid in December, 1997.

        On March 31, 1998, the Company completed a reverse merger of its wholly owned subsidiary, Westbury Acquisition Corp. a New York corporation ("WAC") with Westbury Alloys, Inc., a Delaware corporation ("Westbury") pursuant to which Westbury has become a wholly owned subsidiary of the Company. Westbury provides a broad range of processing and refining services in connection with the reclamation of precious and specialty metals from scrap materials. Pursuant to the merger, the principals of Westbury have become the principals of the Company and have become the largest shareholders of the Company.


                                                  PROPOSAL NO. 2

TO AMEND ARTICLE FIRST OF THE COMPANY'S CERTIFICATE OF
INCORPORATION

General

        The Board of Directors of the Company has unanimously adopted, subject to stockholder approval, a resolution providing that Article FIRST of the Company's Certificate of Incorporation be amended to change the name of the Company from Rosecap, Inc. to Westbury Metals Group, Inc.

        In the event of a negative vote of the shareholders to this Proposal No. 2, the Company will retain the name of Rosecap, Inc.

        The Board of Directors recommends that the stockholders vote "FOR" approval of this
Proposal No. 2.

Reasons for the Proposal

        On March 31, 1998, the Company completed a merger of Westbury Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company, with Westbury Alloys, Inc. ("Westbury") pursuant to which Westbury is the surviving company. Since the Company has no operating business separate from that of its wholly owned subsidiary, the Board of Directors has determined that it is in the Company's best interest to change its name to be more identified with that of the operating subsidiary.

                                                  PROPOSAL NO. 3
            ADOPTION OF WESTBURY'S 1997 OMNIBUS STOCK INCENTIVE PLAN
                                                   (the "PLAN");
                  INCREASE THE NUMBER OF SHARES TO WHICH THE PLAN RELATES TO
                                                      750,000

        The Board of Directors has unanimously approved and unanimously recommends that the shareholders ratify the adoption of Westbury's 1997 Omnibus Stock Incentive Plan, which was adopted and ratified by the Board of Directors and shareholders of Westbury on October 28, 1997, (the "Plan") so that the options granted under the Plan will be exercisable in shares of the Common Stock of the Company. The Board has also unanimously approved and recommends that the shareholders vote to amend the Plan to increase the number of shares of the Company's common stock which are subject to the Plan from 500,000 shares to 750,000 shares . Approval of these proposals will require the affirmative vote of a majority of the shares present in person or represented by proxy at the Meeting.

         The Plan, as ratified, would provide a means whereby employees, officers, directors, and certain consultants and independent contractors of the Company ("Qualified Grantees") may acquire the Common Stock of the Company pursuant to grants of (i) Incentive Stock Options ("ISO"), (ii) "nonqualified stock options" and (iii) "Stock Appreciation Rights". A summary of the significant provisions of the Plan, as amended, is set forth below. A copy of the full Plan is annexed as Exhibit A to this Proxy Statement. The following description of the Plan is qualified in its entirety by reference to the Plan itself.

         The purpose of the Plan is to further the long-term stability, continuing growth and financial success of Westbury by attracting and retaining key employees, directors and selected advisors through the use of stock incentives, while stimulating the efforts of these individuals upon whose judgment and interest Westbury is and will be largely dependent for the successful conduct of its business. The Company believes that the Plan will strengthen these persons' desire to remain with

Westbury and will further the identification of those persons' interests with those of the Company's shareholders.

        The Plan, as ratified and amended, would provide that options to purchase up to 750,000 shares of Common Stock of the Company may be issued to the employees and outside directors. All present and future employees shall be eligible to receive incentive awards under the Plan, and all present and future non-employee directors shall be eligible to receive non-statutory options under the Plan. An eligible employee or non-employee director shall be notified in writing, stating the number of shares for which options are granted, the option price per share, and conditions surrounding the grant and exercise of the options.

        The exercise price of shares of Company Stock covered by an ISO shall be not less than 100% of the fair market value of such shares on the date of grant; provided that if an ISO is granted to an employee who, at the time of the grant, is a 10% shareholder, then the exercise price of the shares covered by the incentive stock option shall be not less than 110% of the fair market value of such shares on the date of grant. The exercise price of shares covered by a non-qualified stock option shall be not less than 85% of the fair market value of such shares on the date of grant.

        The Plan shall be administered by a Committee, which shall be appointed by the Board of the Company, and which shall consist of a minimum of two members of the Board of the Company .

        As of May 22, 1998, stock options to purchase 170,000 shares of Common Stock had been granted to ten employees and were outstanding pursuant to the Plan. Such outstanding options are subject to a four year vesting schedule and expire October 27, 2001. The exercise price of the outstanding options granted pursuant to the Plan is $.50 per share of Common Stock being the fair market value on the date of grant.

        The Board of Directors recommends that the stockholders vote "FOR" approval of this
Proposal No. 3.

                                                   AUDIT MATTERS

        It is expected that a representative of the firm of Citron Cooperman & Company, independent auditors, will be present at the Annual Meeting of Shareholders and will be available to respond to appropriate questions.

        The Company's 1997 Annual Report on Form 10-KSB to shareholders will be mailed separately from this Proxy Statement.

                                          OTHER BUSINESS TO BE TRANSACTED

        As of the date of this Proxy Statement, the Board of Directors knows of no other business to be presented for action at the Annual Meeting of Stockholders. As for any business that may properly come before the Annual Meeting or any continuation or adjournment thereof, the Proxies confer discretionary authority to the person named therein. These persons will vote or act in accordance with their best judgment with respect thereto.


                                           ANNUAL REPORT TO STOCKHOLDERS

        The Annual Report to Stockholders for the year ended December 31, 1997 is being mailed to stockholders with this Proxy Statement.

                                    STOCKHOLDER PROPOSAL - 1999 ANNUAL MEETING

        Any stockholder proposals to be considered by the Company for inclusion in the proxy material for the 1999 Annual Meeting of Stockholders must be received by the Company at its principal executive offices by December 31, 1998.

        The prompt return of your proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the meeting, please sign the proxy and return it in the enclosed envelope.

                                         BY ORDER OF THE BOARD OF DIRECTORS


                                               David W. Sass, SECRETARY

New York, New York
May 22, 1998

                                                        PROXY

   This Proxy is Solicited on Behalf of the Board of Directors

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a shareholder in Rosecap, Inc., a New York corporation ("Rosecap"), hereby appoints Mandel Sherman and David W. Sass, and each of them acting jointly, if more than one be present, to be the true and lawful attorneys and proxies for the undersigned, to vote all shares of Rosecap as the undersigned is entitled to vote, with all powers the undersigned would possess if personally present, at the annual meeting of shareholders of Rosecap to be held on June 18, 1998 or any adjournment thereof, on the following matters as designated below and, in their discretion, on such other matters as may properly come before the meeting. This proxy will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the following Proposals.

1.       ELECTION OF DIRECTORS

For all nominees listed below                        Withhold Authority to
(Except as Marked to the                             Vote All Nominees Listed
Contrary)          ________                          Below   _______

Mandel Sherman, Michael A. O'Hanlon and Michael Riess

(INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee's name on the line provided below.)

----------------------------------------------------------------------------

2. THE APPROVAL OF THE CHANGE OF THE NAME OF THE CORPORATION FROM ROSECAP, INC. TO WESTBURY METALS GROUP, INC

         ______FOR         ______AGAINST             ______ABSTAIN

3. THE ADOPTION OF THE 1997 OMNIBUS STOCK INCENTIVE PLAN OF WESTBURY ALLOYS, INC., AND THE APPROVAL TO AMEND SUCH PLAN TO INCREASE THE NUMBER OF SHARES TO WHICH IT RELATES TO 750,000

         ______FOR         ______AGAINST             ______ABSTAIN

         OTHER MATTERS: Granting the proxies discretionary authority to vote upon any other unforseen matters which are properly brought before the meeting as management may recommend.

         The undersigned hereby revokes any and all other proxies heretofore given by the undersigned and hereby ratifies all that the above named proxies may do at such meetings, or at any adjournments thereof, by virtue hereof.

         When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such and also state the name of the stockholder of record for whom you act. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                         Dated:__________________, 1998



                                                              Signature



                           Signature, if held jointly


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY USING THE ENCLOSED
ENVELOPE

                            ROSECAP, INC.

                            ANNUAL REPORT

                            JUNE 30, 1997

WESTBURY ALLOYS, INC.
750 SHAMES DRIVE
WESTBURY, NY 11590
(516) 997-8333


May 21, 1998

Dear Shareholders:

I want to welcome you to our investor family and thank you for your commitment to the Company.

From time to time I will be updating you as to the progress of your investment.

Since March 31, 1998 there have been several significant events:

The formation of West Tech, through an acquisition of assets, which gives us a Silver Alloy Manufacturing ability together with a seasoned marketing group.

The expansion of our processing to include Platinum and Palladium metals contained in catalytic converters.

The proposed change of name from Rose Cap, Inc. to Westbury Metals Group, Inc.

Further positive developments in the planning stage are nearing completion and I will keep you informed as they come to fruition.

Looking forward to seeing you at the meeting.

Regards,

Manny Sherman

                    U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  FORM 10-KSB
       (Mark One)
            [X] ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934 [Fee Required]
                    For the fiscal year ended June 30, 1997
                                              -------------

                                       or

             [ ] TRANSITION  REPORT UNDER SECTION 13 OR 15(d) OF THE  SECURITIES
               EXCHANGE ACT OF 1934 [No Fee Required] For the transition period from ________ to _________

                       Commission file number 33-42408-NY
                                              -----------

                                 ROSECAP, INC.
                                 -------------
          (Name of Small Business Issuer as specified in its charter)

         New York                                        11-3023099
- -------------------------------                   -------------------------
(State or other jurisdiction of                      (I.R.S. employer
of incorporation or organization)                    identification number)

236 Birchwood Road, Medford, New York                      11763
- -------------------------------------                   -----------
(Address of principal executive offices)                 (Zip Code)

        Issuer's telephone number, including area code:  (516) 698-6914
                                                         ---------------

   Securities registered pursuant to Section 12(b) of the Exchange Act:  None

   Securities registered pursuant to Section 12(g) of the Exchange Act:  None

Check  whether  the Issuer  (1) has filed all  reports  required  to be filed by
Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and
(2) has been subject to such filing requirements for the past 90 days. Yes X
                                                                            ---
No ___.

Check if there is no disclosure of delinquent filers in response to Item 405 of Regulation S-B contained in this form, and no disclosure will be contained, to the best of Registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any
amendment to this Form 10-KSB.   X
                                ---

As of the date hereof, there is no public market for the Issuer's securities.

                   (APPLICABLE ONLY TO CORPORATE REGISTRANTS)

As of September 15, 1997, there were 87,500 shares of the Issuer's common stock issued and outstanding.

The Issuer had no revenues for the year ending June 30, 1997.

DOCUMENTS INCORPORATED BY REFERENCE:  NONE

Transitional Small Business Disclosure Format (check one):
Yes       ; No   X
   ------      -----

                                    PART I

ITEM 1.  DESCRIPTION OF BUSINESS

GENERAL

     The Registrant was formed on August 24, 1990 for the purpose of investing in any and all types of assets, properties and businesses. In connection with its initial capitalization, the Registrant issued 12,500 shares of its Common Stock to its officers and directors for the aggregate sum of $2,500. On November 12, 1991, the United States Securities and Exchange Commission granted effectiveness to a Registration Statement on Form S-18, filed by the Registrant in the New York Regional Office. The Registration Statement related to an offering of 50,000 Units of the Registrant's securities at $1.00 per Unit. Each Unit consisted of one share of Common Stock, one Class "A" Common Stock Purchase Warrant, and one Class "B" Common Stock Purchase Warrant. The offering was a "blind pool" or "blank check" offering. The offering was closed on May 20, 1992.

     The Registrant is seeking the acquisition of or merger with an existing company ("Potential Business Acquisitions"). Given the limited amount to be raised in its offering, the potential venture is likely to involve the acquisition of or merger with a company which is not seeking immediate substantial amounts of cash but one which desires to establish a public trading market for its shares. There are numerous reasons why an existing privately-held company would seek to become a public company through a merger or acquisition rather than doing its own public offering. Such reasons include avoiding the time delays involved in a public offering; retaining a larger share of voting control of the publicly-held company; reducing the cost factors incurred in becoming a public company; and avoiding any dilution requirements set forth under various states' securities or blue sky laws or regulations.

     The Registrant does not propose to restrict its search for Potential Business Acquisitions to any particular industry or any particular geographic area and may, therefore, engage in essentially any business to the extent of its limited resources.

     It is anticipated that knowledge of Potential Business Acquisitions will be made known to the Registrant by various sources, including its officers and directors, shareholders, professional advisors such as attorneys and accountants, securities broker-dealers, venture capitalists, members of the financial community, and others who may present unsolicited proposals. In certain circumstances, the Registrant may agree to pay a finder's fee or to otherwise compensate such persons for services rendered in bringing about a transaction. However, no cash finder's fee shall be paid to any officer or director of the Registrant or their affiliates or associates. The amount of any such finder's fee or other compensation which may be paid to such persons for services rendered in bringing about a transaction is subject to future negotiation between the Registrant, the entity to be acquired and the finder.

SELECTION OF OPPORTUNITIES

     The analysis of new business opportunities has and will be undertaken by or under the supervision of the officers and directors of the Registrant, none of whom is a professional business analyst or has any previous training or experience in business analysis or in selecting or hiring business analysts. The Registrant has, since the date of the closing of its public offering, considered potential acquisition transactions with several companies but as of this date has not entered into any definitive agreement with any party. The Registrant has unrestricted flexibility in seeking, analyzing and participating in Potential Business Opportunities. In its efforts to analyze potential acquisition targets, the Registrant will consider the following kinds of factors:

     (a) Potential for growth, indicated by new technology, anticipated market expansion or new products;

     (b) Competitive position as compared to other firms of similar size and experience within the industry segment as well as within the industry as a whole;

     (c) Strength and diversity of management, either in place or scheduled for recruitment;

     (d) Capital requirements and anticipated availability of required funds, to be provided by the Registrant or from operations, through the sale of additional securities, through joint ventures or similar arrangements or from other sources;

     (e) The cost of participation by the Registrant as compared to the perceived tangible and intangible values and potentials;

     (f) The extent to which the business opportunity can be advanced;

     (g) The accessibility of required management expertise, personnel, raw materials, services, professional assistance and other required items; and

     (h) Other relevant factors.

     In applying the foregoing criteria, no one of which will be controlling, management will attempt to analyze all factors in the circumstances and make a determination based upon reasonable investigative measures and available data. Potentially available business opportunities may occur in many different industries and at various stages of development, all of which will make the task of comparative investigation and analysis of such business opportunities extremely difficult and complex. Due to the Registrant's limited capital available for investigation and management's limited experience in business analysis, the Registrant may not discover or adequately evaluate adverse facts about the opportunity to be acquired.

FORM OF ACQUISITION

     The manner in which the Registrant participates in an opportunity will depend upon the nature of the opportunity, the respective needs and desires of the Registrant and the promoters of the opportunity, and the relative negotiating strength of the Registrant and such promoters.

     It is likely that the Registrant will acquire its participation in a business opportunity through the issuance of common stock or other securities of the Registrant. Although the terms of any such transaction cannot be predicted, it should be noted that in certain circumstances the criteria for determining whether or not an acquisition is a so-called "tax free" reorganization under
Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), depends upon the issuance to the shareholders of the acquired company of at least 80 percent common stock of the combined entities immediately following the reorganization. If a transaction were structured to take advantage of these provisions rather than other "tax free" provisions provided under the Code, all prior shareholders would in such circumstances retain 20% or less of the total issued and outstanding shares. This could result in substantial additional dilution to the equity of those who were shareholders of the Registrant prior to such reorganization.

     The present shareholders of the Registrant will likely not have control of a majority of the voting shares of the Registrant following a reorganization transaction. As part of such a transaction, all or a majority of the Registrant's directors may resign and new directors may be appointed without any vote by shareholders.

     In the case of an acquisition, the transaction may be accomplished upon the sole determination of management without any vote or approval by shareholders. In the case of a statutory merger or consolidation, it will likely be necessary to call a shareholders' meeting and obtain the approval of the holders of a majority of the outstanding shares. The necessity to obtain such shareholder approval may result in delay and additional expense in the consummation of any proposed transaction and will also give rise to certain appraisal rights to dissenting shareholders. Most likely, management will seek to structure any such transaction so as not to require shareholder approval.

     It is anticipated that the investigation of specific business opportunities and the negotiation, drafting and execution of relevant agreements, disclosure documents and other instruments will require substantial management time and attention and substantial cost for accountants, attorneys and others. If a decision is made not to participate in a specific business opportunity, the costs theretofore incurred in the related investigation would not be recoverable. Furthermore, even if an agreement is reached for the participation in a specific business opportunity, the failure to consummate that transaction may result in the loss to the Registrant of the related costs incurred.

EMPLOYEES

     The Registrant currently has no employees.

ITEM 2. DESCRIPTION OF PROPERTY

     The Registrant has entered into an oral arrangement with Charles Rose, President of the Registrant, providing for the use of a portion of his home as a temporary office until such time as the Registrant needs additional facilities. The Registrant will not pay rent for the use of such temporary facilities.

ITEM 3.  LEGAL PROCEEDINGS

     There are not presently any material pending legal proceedings to which the Registrant is a party or as to which any of its property is subject and no such proceedings are known to the Registrant to be threatened or contemplated against it.

ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     The Registrant was formed on August 24, 1990, and no meetings of shareholders have been held since its formation, nor has any matter been submitted to a vote of security holders since such date.

                                    PART II

ITEM 5.  MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

    A.   Market for Common Stock.  There is no public market for the
         -----------------------
Registrant's common stock.

    B.   Holders.  The number of record holders of the Registrant's common
         -------
stock, as of September 15, 1997, was 39.

    C.  Dividends.  The Registrant has not paid any cash dividends to date and
        ---------
does not anticipate or contemplate paying dividends in the foreseeable future. It is the present intention of management to utilize all available funds for the development of the Registrant's business.

    D.  Warrants.  A total of 50,000 Units of the Registrant's securities were
        --------
sold in the Registrant's initial public offering. Each Unit consisted of one share of common stock, $.001 par value, one Class "A" Warrant to purchase one share of Common Stock at $5.00 per share exercisable during an eighteen month period commencing 30 days from the date of the closing of the offering and one Class "B" Warrant to purchase one share of common stock at $10.00 per share exercisable during a twenty four month period commencing 30 days from the date of the close of the offering. The offering was closed on May 20, 1992. None of the previously outstanding Class "A" Warrants and Class "B" Warrants was exercised, and all Class "A" Warrants and Class "B" Warrants have expired in accordance with their terms.


ITEM 6.  MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATIONS

     The Registrant was formed on August 24, 1990 for the purpose of investing in any and all types of assets, properties and businesses. In connection with the initial capitalization of the Registrant, a total 12,500 shares of its common stock were issued to its officers and directors for the aggregate sum of $2,500. On November 12, 1991, the United States Securities and Exchange Commission granted effectiveness to a Registration Statement on Form S-18, filed by the Registrant in the New York Regional Office. The Registration Statement was for an offering of 50,000 Units of Common Stock and Warrants to purchase shares of Common Stock at $1.00 per Unit. The offering was closed in May 1992, and the Registrant is currently seeking acquisition opportunities. The Plan of Operation of the Registrant is further described in Item 1 of this Form 10-KSB.

       As of June 30, 1996, the Registrant had cash of $10,683 and no other assets. As of June 30, 1996, the Registrant had total liabilities of $2,736 and total stockholders equity of $7,947. As of June 30, 1997, the Registrant had cash of $7,502 and no other assets. As of June 30, 1997, the Registrant had total liabilities of $1,938 and total stockholders equity of $5,564. Prior to the consummation of a Potential Business Acquisition as described in Item 1 of this Form 10-KSB, management does not expect that the Registrant will have any significant capital requirements or that there will be significant changes in the number of Registrant's employees.

       The Registrant has not commenced any active operations as of the date hereof except for the registration and sale of its securities. The Registrant's assets consist of a limited amount of cash. No revenue has been generated by the Registrant since its inception. From inception to June 30, 1997, the Registrant had a net loss of $36,765. The Registrant will not have significant operations until, if ever, such time as it effects an acquisition.

LIQUIDITY AND CAPITAL RESOURCES
- -------------------------------

              As of June 30, 1997, the Company had working capital of $5,564. The significant amount of capital necessary to acquire and develop a successful business in today's economy will limit the Company's ability to locate one suitable for acquisition or merger. Given the limited amount of working capital, the potential venture is likely to involve the acquisition of, or merger with a company which is not seeking immediate substantial amounts of cash but one which desires to establish a public trading market for its shares. As indicated in the Company's Notes to Financial Statements incorporated herein, the Company is currently negotiating with Westbury Alloys, LLC, a privately held New York limited liability company engaged in the smelting business, with respect to a possible merger, but the final terms of such a transaction have not been established as of the date of filing this report. There can be no assurance that the Company will consummate a transaction with this or any other merger or acquisition candidate. It is possible that the Company will require additional financing to expand and fund any business which it acquires or establishes. If additional funds are required, there can be no assurance given that additional financing will be available on commercially reasonable terms or otherwise.

ITEM 7.  FINANCIAL STATEMENTS

                         Index to Financial Statements
                         -----------------------------

     Independent Auditor's Report
          Year ended June 30, 1997
          Year ended June 30, 1996

     Balance Sheets
          June 30, 1997 and 1996

     Statement of Stockholders' Equity
          Years ended June 30, 1997, 1996 and 1995 and for the period from August 24, 1990 (inception) to June 30, 1997

     Statement of Operations
          Years ended June 30, 1997, 1996 and 1995 and for the period from August 24, 1990 (inception) to June 30, 1997

     Statement of Cash Flows
          Years ended June 30, 1997, 1996 and 1995 and for the period from August 24, 1990 (inception) to June 30, 1997

     Notes to Financial Statements

[Remainder of page intentionally left blank]

                       [LETTERHEAD OF SCOTT & GUIFOYLE]


                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Stockholders of Rosecap, Inc.

We have audited the accompanying balance sheets of Rosecap, Inc. (a development stage company) as of June 30, 1997 and 1996, and the related statements of operations, stockholders' equity and cash flows for the years ended June 30, 1997, 1996 and 1995 and for the period August 24, 1990 (inception) to June 30, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Rosecap, Inc. (a development stage company) as of June 30, 1997 and 1996 and the results of its operations and its cash flows for the years ended June 30, 1997, 1996, 1995 and for the period August 24, 1990 (inception) to June 30, 1997 in conformity with generally accepted accounting principles.

/s/ Scott & Guilfoyle

Lake Success, New York
August  6, 1997

                                 ROSECAP, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                                 BALANCE SHEET
                                    JUNE 30

                                                            1997        1996

                                     ASSETS

CURRENT ASSETS
  Cash                                                     $ 7,502     $10,683
                                                           =======     =======


                      LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
     Accrued expenses                                      $ 1,938     $ 2,736
                                                           -------     -------

         TOTAL LIABILITIES                                   1,938       2,736
                                                           -------     -------

STOCKHOLDERS' EQUITY
         Common stock, $.001 par value
          50,000,000 shares authorized, 87,500
          and 62,500 shares issued and outstanding              88          63
         Capital in excess of par value                     42,241      37,266
         Deficit accumulated during development stage      (36,765)    (29,382)
                                                           -------     -------
         TOTAL STOCKHOLDERS' EQUITY                          5,564       7,947
                                                           -------     -------

         TOTAL LIABILITIES AND
           STOCKHOLDERS' EQUITY                            $ 7,502     $10,683
                                                           =======     =======



The accompanying notes are an integral part of these financial statements.

                                 ROSECAP, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                       STATEMENT OF STOCKHOLDERS' EQUITY

                                                                                                     Deficit             Total
                                                   Common Stock              Capital in Excess   Accumulated During   Stockholders'
                                               Shares          Amount           Of Par Value      Development Stage      Equity
Balance, August 24, 1990  (inception)                  0                $ 0            $      0           $       0       $      0

Issuance of shares to Officer and
 Directors of the
  Company for cash August 24, 1990                12,500                 13               2,487                              2,500

Net loss from inception to June 30, 1991                                                                       (976)          (976)

Proceeds of initial public offering               50,000                 50              49,950                             50,000

Offering costs                                                                          (14,394)                           (14,394)

Net loss for the year ended June 30, 1992                                                                    (3,991)        (3,991)

Offering costs                                                                             (777)                              (777)

Net loss for the year ended June 30, 1993                                                                    (5,854)        (5,854)

Net loss for the year ended June 30, 1994                                                                    (5,662)        (5,662)

Net loss for the year ended June 30, 1995                                                                    (6,491)        (6,491)
                                                 -------                ---             -------             -------        -------

Balance, June 30, 1995                            62,500                 63              37,266             (22,974)        14,355

Net loss for the year ended June 30, 1996                                                                    (6,408)        (6,408)

Balance, June 30, 1996                            62,500                 63              37,266             (29,382)         7,947

Issuance of common shares, May 10, 1997           25,000                 25               4,975                   0          5,000

Net loss for the year ended June 30, 1997              0                  0                   0              (7,383)        (7,383)
                                                 -------                ---             -------             -------        -------

Balance, June 30, 1997                            87,500                $88            $ 42,241            $(36,765)       $ 5,564
                                                 =======                ===            ========            ========        =======

The accompanying notes are an integral part of these financial statements.

                                 ROSECAP, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                            STATEMENT OF OPERATIONS


                                                                 FROM INCEPTION
                                           FOR THE YEARS ENDED   AUGUST 24, 1990
                                                JUNE 30                 TO
                                      1997        1996       1995  JUNE 30, 1997

REVENUE
     Interest                         NONE        NONE       NONE      NONE
                                      ----        ----       ----      ----

EXPENSES
     Miscellaneous                       9          15          0         224
     Office                              0           0        150       2,400
     Professional                    6,114       5,204      5,486      27,200
     Filing and transfer fees          889         768        434       4,012
                                  --------     -------    -------    --------

     TOTAL                           7,012       5,987      6,070      33,836
                                  --------     -------    -------    --------

LOSS BEFORE INCOME TAXES            (7,012)     (5,987)    (6,070)    (33,836)

INCOME TAXES                           371         421        421       2,929
                                  --------     -------    -------    --------

NET LOSS                          $ (7,383)    $(6,408)   $(6,491)   $(36,765)
                                  ========     =======    =======    ========

LOSS PER SHARE
     Net loss per share           $   (.11)    $  (.10)   $  (.10)   $   (.73)
                                  ========     =======    =======    ========

WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING           66,062      62,500     62,500      50,413
                                  ========     =======    =======    ========





The accompanying notes are an integral part of these financial statements.

                                 ROSECAP, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                            STATEMENT OF CASH FLOWS


                                                                  FROM INCEPTION
                                          FOR THE YEARS ENDED    AUGUST 24, 1990
                                                 JUNE 30                TO
                                       1997       1996       1995  JUNE 30, 1997

CASH FLOWS FROM OPERATING
 ACTIVITIES
         Net loss                    $ (7,383)  $ (6,408)  $ (6,491)   $(36,765)
         Increase (decrease) in
          accrued expenses               (798)       615        342       1,938
                                     --------   --------   --------    --------

NET CASH USED BY OPERATING
 ACTIVITIES                            (8,181)    (5,793)    (6,149)    (34,827)
                                     --------   --------   --------    --------

CASH FLOWS FROM FINANCING
 ACTIVITIES
         Issuance of common stock          25          0          0          88
         Paid in capital                4,975          0          0      57,412
         Offering costs                     0          0          0     (15,171)
                                     --------   --------   --------    --------

NET CASH PROVIDED BY
 FINANCING ACTIVITIES                   5,000          0          0      42,329
                                     --------   --------   --------    --------

NET INCREASE (DECREASE) IN CASH        (3,181)    (5,793)    (6,149)      7,502

BEGINNING CASH BALANCE                 10,683     16,476     22,625           0
                                     --------   --------   --------    --------

ENDING CASH BALANCE                  $  7,502   $ 10,683   $ 16,476    $  7,502
                                     ========   ========   ========    ========



The accompanying notes are an integral part of these financial statements.

                                 ROSECAP, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 1997, 1996, 1995


NOTE 1;  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION BUSINESS ACTIVITY AND DIVIDEND POLICY

The Company was incorporated under the laws of the State of New York on August 24, 1990. The Company is in the development stage and has not commenced planned principal operations. The Company is seeking the acquisition of, or merger with an existing Company. The fiscal year of the corporation is June 30. The Company has, at the present time, not paid any dividends and any dividends that may be paid in the future will depend upon the financial requirements of the Company and other relevant factors.

Estimates
- ---------

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates and assumptions.

General and related party
- -------------------------

The Company is seeking the acquisition of, or merger with an existing company. Mr. Charles Rose is primarily responsible for evaluating acquisitions and investigating prospects for the Company. The Company entered into an oral arrangement with Charles Rose, President of the Company, providing for the use of a portion of his business office as a temporary office until such time as the Company needs additional facilities. The Company does not pay rent for the use of such facilities. The office is located at 236 Birchwood Road, Medford, NY 11763.

Income taxes
- ------------

As of June 30, 1997, the Company had a $36,765 net operating loss carryforward available to offset future taxable income through 2006.

NOTE 2:  CAPITAL STOCK

The Company in order to satisfy its cash requirements, consummated the sale of 25,000 shares of Common Stock to Lawrence Kaplan on May 10, 1997 for a total of $5,000. Lawrence Kaplan is the son-in-law of Charles and Ida Rose, officers and directors of the Company.

NOTE 3:  SUPPLEMENTAL CASH FLOW INFORMATION

The following were paid during the year ended June 30, 1997:

     Income taxes                                              $404

                                 ROSECAP, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 1997, 1996, 1995

NOTE 4: MERGER DISCUSSIONS

The Company is in the midst of merger talks with Westbury Alloys, LLC, a privately held corporation engaged in the smelting business. As part of the proposed transaction, the Company intends to offer for sale certain units of its Common Shares in an effort to provide additional financing to the business ventures of the surviving corporation. Each unit would consist of 10,000 shares of Common Stock, 10,000 Class A Warrants and 10,000 Class B Warrants. The Class A Warrants would be exercisable to purchase one share of Rosecap Common Stock for $4.50 and each Class B Warrant would be exercisable for $6.50 per share. Both warrants would be exercisable for a period of five years. There is no guarantee that the merger or private placement will take place.

ITEM 8.  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON
         ACCOUNTING AND FINANCIAL DISCLOSURE

     There are not and have not been any disagreements between the Registrant and its accountants on any matter of accounting principles, practices or financial statement disclosure.


                                   PART III


ITEM 9.  DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL
         PERSONS; COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     A.  Identification of Directors and Executive Officers.  The current
         --------------------------------------------------
officers and directors have served as officers and directors of the Registrant since the inception of the Registrant in August 1990, and will serve for one additional year or until their respective successors are elected and qualified. They are:


NAME                  AGE      DATE OF         POSITION
- ----                  ---      -------         --------
                              ELECTION
                              --------

Charles Rose           83  August 1990  President/Treasurer
236 Birchwood Road
Medford, NY  11763

Ida Rose               82  August 1990  Secretary/Director
236 Birchwood Road
Medford, NY  11763

Paul O'Donnell         35  August 1990  Director
3329 Rt. 9N
Greenfield Center
NY 12833


     Charles Rose.  Mr. Rose has been retired for over ten years from his
     ------------
practice as a podiatrist. Mr. Rose was previously an officer and director of Jericap, Inc., a blind-pool/blank check company. Mr. Rose also was previously an officer and director of IDF International, Inc., a publicly held company.

     Ida Rose.  Mrs. Rose has been a housewife for most of her adult life.  Mrs.
     --------
Rose was previously an officer and director of IDF International, Inc.

     Paul O'Donnell.  Since 1992, Mr. O'Donnell has been President of Celtic
     --------------
Treasures - O'Donnell's Irish Imports, Inc. Mr. O'Donnell was employed by Ag-bag Corporation as northeast manager from January 1990 through 1992. From March 1988 to December 1989, he was employed by Saratoga Fence Corp. as New England sales manager. From June 1984 to March 1988, Mr. O'Donnell was employed by Saratoga Standardbreds, Inc. as director of public relations.

     B.  Significant Employees.  None.
         ---------------------

     C. Family Relationships. Charles Rose is the husband of Ida Rose.
         --------------------

     D. Involvement in Certain Legal Proceedings.  Except as indicated below,
        ----------------------------------------
there have been no events under any bankruptcy act, no criminal proceedings and no judgments or injunctions material to the evaluation of the ability and integrity of any director, executive officer, promoter or control person of Registrant during the past five years.

     E.  Compliance With Section 16(a).  The Registrant is not subject to
         -----------------------------
Section 16 of the Exchange Act.


ITEM 10.  EXECUTIVE COMPENSATION

     No compensation has been paid or accrued to any officer or director of the Registrant. The current officers and directors are not being compensated by the Registrant. The Registrant has no current intent to issue shares of its common stock to management in connection with an acquisition. However, the Registrant may subsequently deem the issuance of shares to management for services rendered in connection with an acquisition to be fair and reasonable to the Registrant and its public shareholders in light of the services rendered. In the event any shares are issued for services rendered by management they shall be issued in such an amount as the Board of Directors deems fair and reasonable to the Registrant and its public shareholders and in compliance with management's fiduciary duties under state law. Subsequent to the time the Registrant completes an acquisition, it will enter into new employment arrangements with the individuals who are then officers and directors of the Registrant, the terms of which will be dictated by the nature of the acquisition made. Officers and directors will be reimbursed for actual out-of-pocket expenses incurred on behalf of the Registrant as approved by the Board of Directors.


ITEM 11.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
          MANAGEMENT

     A.  Security Ownership of Certain Beneficial Owners.  The following persons
         -----------------------------------------------
are known to the Registrant to be the beneficial owners of more than five percent of the Registrant's common stock as of September 15, 1997:

                                     Amount and
Name and Address                     Nature of
of Beneficial Owner             Beneficial Owner (1)  Percent of Class
- -------------------             --------------------  ----------------

Lawrence Kaplan                              25,000               28.6%
150 Vanderbilt Motor Parkway
Hauppauge, NY 11788

Charles Rose                                 10,500               12.0%
236 Birchwood Road
Medford, NY 11763
President/Treasurer/Director

Ida Rose                                      1,000                1.0%
236 Birchwood Road
Medford, NY 11763
Secretary/Director

Paul O'Donnell                                1,000                1.0%
3329 Rt. 9N
Greenfield Center, NY 12833
Director

GSM Consulting                                5,000                5.7%
501 Fifth Avenue
New York, NY 10017



ALL OFFICERS AND DIRECTORS
AS A GROUP (3 Individuals)                   12,500               14.3%
- -----------------------------


(1) All shares are held beneficially and of record and each record shareholder has sole voting and investment power.


     B. Security Ownership of Management. See Item 11(a) above.
         --------------------------------

     C.  Changes in Control.  The Registrant is contemplating a merger or
         ------------------
acquisition, which, when consummated, will result in a change of control of the management of the Registrant as well as a change in the voting control of the outstanding securities of the Registrant.

ITEM 12. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Registrant borrowed $5,000 from its President, Charles Rose, at the time of the formation of the Registrant which was used to fund costs incurred with the registration and distribution of the Units. The loan was interest free and was repaid with the proceeds of the public offering.

     The Registrant presently utilizes the home of its President, Charles Rose, as its office, at no cost to the Registrant.

     The Registrant sold 12,500 shares of its common stock to its founding shareholders for an aggregate consideration of $2,500 in cash in connection with its initial capitalization.

     The Company in order to satisfy its cash requirements, consummated the sale of 25,000 shares of Common Stock to Lawrence Kaplan on May 10, 1997 for a total of $5,000. Lawrence Kaplan is the son-in-law of Charles and Ida Rose, officers and directors of the Company.


ITEM 13.  EXHIBITS AND REPORTS ON FORM 8-K

     A.  Exhibits.
         --------

          3.1  Certificate  of  Incorporation  -  incorporated  by  reference to
Exhibit 3.1 to Registration Statement on Form S-18 (SEC File No. 33-42408-NY).

          3.2 Bylaws - incorporated by reference to Exhibit 3.2 to Registration Statement on Form S-18 (SEC File No. 33-42408-NY).

          27.1 Financial Data Schedule.

     B. Reports on Form 8-K. No Reports on Form 8-K were filed by the
         -------------------
Registrant during the fourth quarter of its last fiscal year.


                  REMAINDER OF PAGE LEFT INTENTIONALLY BLANK.

                                   SIGNATURES


     In accordance with Section 13 or 15(d) of the Exchange Act, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                               ROSECAP, INC.

Dated:  September _____, 1997

                                               By: /s/ Charles Rose
                                                   ---------------------------
                                                   Charles Rose
                                                   Principal Executive Officer
                                                   Principal Financial Officer


     In accordance with the Exchange Act, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


Signature                   Title                       Date
- ---------                   -----                       ----



/s/ Charles Rose    President/Treasurer  September ______, 1997
- ------------------  Director
Charles Rose


/s/ Paul O'Donnell  Director             September ______, 1997
- ------------------
Paul O'Donnell


/s/ Ida Rose        Secretary/Director   September _______, 1997
- ------------------
Ida Rose



                 Supplemental Information to be Furnished With
          Reports Filed Pursuant to Section 15(d) of the Exchange Act
                            by Non-reporting Issuers

No annual report to security holders or proxy material has been sent to security holders of the Registrant.